CHI ENERGY, INC.
                             1997 STOCK OPTION PLAN


1.      ESTABLISHMENT OF PLAN; DEFINITIONS

1.1. Purpose. The CHI Energy, Inc. 1997 Stock Option Plan is intended to provide an incentive to key employees of CHI Energy, Inc. (the "Corporation") who are in a position to contribute materially to the long-term success of the Corporation, to increase their interest in the Corporation's welfare, and to aid in attracting and retaining employees of outstanding ability. This Plan replaces the Consolidated Hydro, Inc. Amended and Restated 1992 Stock Option Plan, which has been terminated and all options thereunder cancelled.

1.2. Definitions. Unless the context indicates otherwise, the following terms shall have the meanings set forth below:

        (a) "Board" shall mean the Board of Directors of the Corporation.

        (b) "Cause" with respect to a Grantee shall mean any of the following events:

            (1) the Grantee has been convicted of, or plead guilty or nolo contendere to, any crime or offense constituting a felony under applicable law, including, without limitation, any act of dishonesty such as embezzlement, theft or larceny;

            (2) the Grantee's commission of a material act of fraud or dishonesty against the Corporation or any of its Subsidiaries or the Grantee's willful engaging in conduct which is significantly injurious to the Corporation or any of its Subsidiaries, monetarily or otherwise;

            (3) the Grantee's abuse of illegal drugs and other controlled substances or the Grantee's habitual intoxication, which conduct continues after written demand for cessation of such conduct is delivered to the Grantee by the Committee or the Board; or

            (4) the Grantee's willful or continuous neglect of or refusal to perform the Grantee's duties or responsibilities with respect to the Corporation or the Grantee's willful taking of actions which directly and materially impair
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                  the Grantee's ability to perform his duties and
                  responsibilities which continues after detailed written notice thereof has been given to the Grantee.

        (c) "Change in Control" shall mean the occurrence of any of the following events:

            (1) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) becomes, after the Effective Date, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the Corporation's then outstanding securities eligible to vote for the election of the Corporation's Board (the "Corporation Voting Securities"); provided, that an event described in this paragraph (1) shall not be a Change in Control if any of the following becomes such a beneficial owner: (A) the Corporation or any Subsidiary, (B) any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Subsidiary, (C) any underwriter temporarily holding securities pursuant to an offering of such securities, (D) any person pursuant to a Nonqualifying Transaction (as defined in paragraph (2)), or (E) Morgan - Stanley & Co. or Swiss Bank Corporation or any entity controlled by, controlling or under common control with either of such entities; or

            (2) the consummation of a merger, consolidation or reorganization of the Corporation (a "Business Combination"), unless, following such Business Combination, the owners of the Corporation Voting Securities immediately prior to such Business Combination (or their affiliates) beneficially own, directly or indirectly, 50% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of the directors of the corporation resulting from such Business Combination (a "Nonqualifying Transaction").

            An Initial Public Offering shall not be treated as a Change in Control hereunder.



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        (d) "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

        (e) "Committee" shall mean the Compensation Committee of the Board or other committee of the Board designated to administer the Plan.

        (f) "Common Stock" shall mean authorized but unissued shares of the Class A common stock, par value $.01 per share, of the Corporation, as constituted on the Effective Date.

        (g) "Disability" shall mean (i) with respect to a Nonqualified Stock Option, a Grantee's physical or mental illness or injury as a result of which the Grantee is unable to perform such Grantee's duties for an aggregate of six or more months during any twelve-month period and (ii) with respect to an Incentive Stock Option, a Grantee's disability within the meaning of Code Section 22(e)(3).

        (h) "Effective Date" shall have the same meaning as set forth in the Plan of Reorganization.

        (i) "Employee" shall mean any common law employee, including officers, of the Corporation or any of its Subsidiaries.

        (j) "Extraordinary Distribution" shall have the same meaning as set forth in the Warrant Agreement.

        (k) "Fair Market Value" shall mean (1) if the Common Stock is traded on an established securities exchange or market, the average of the mean between the high and low prices of the Common Stock for the last trading date on which there was a sale of Common Stock immediately preceding the date of determination of Fair Market Value, as reported on the composite tape, and (2) if the Common Stock is not so traded, the fair market value of the Common Stock as determined by the Committee, in its sole and absolute discretion acting in good faith, on the basis of a review of the facts and circumstances at the time, which determination shall be final and binding for all purpose of this Plan.




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        (l) "Grantee" shall mean an Employee granted an outstanding Stock
            Option.

        (m) "Incentive Stock Option" shall mean a Stock Option designed as an incentive stock option, as such term is used in Section 422 of the Code, at the time of grant under this Plan. To the extent any Incentive Stock Option no longer qualifies as an Incentive Stock Option it shall be treated as a Nonqualified Stock Option.

        (n) "Nonqualified Stock Option" shall mean a Stock Option other than an Incentive Stock Option.

        (o) "Plan" shall mean this CHI Energy, Inc. 1997 Stock Option Plan as set forth herein and as amended from time to time.

        (p) "Plan of Reorganization" shall mean the plan of reorganization dated [ ], 1997, under Chapter 11 of the United States Bankruptcy Code with respect to the Corporation, as amended from time to time.

        (q) "Public Offering" shall mean the consummation of the initial public offering of Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended.

        (r) "Stock Option" shall mean an option granted pursuant to the Plan to purchase shares of Common Stock.

        (s) "Stock Option Agreement" shall mean an option agreement executed between the Corporation and a Grantee relating to the grant of a Stock Option.

        (t) "Stockholders' Agreement" shall mean the agreement, dated ___________, by and among the Corporation and each of the stockholders of the Corporation, as amended from time to time.

        (u) "Subsidiary" shall, with respect to the Corporation, have the meaning ascribed to such term in Section 424 of the Code.

        (v) "Ten Percent Shareholder" shall mean an Employee who at the time a Stock Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all stock of the Corporation or of its parent or Subsidiaries.



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        (w) "Warrant Agreement" shall mean the Series B Warrant Agreement, dated
            , 1997, between the Corporation and , as Warrant Agent, as in effect on the date hereof.

2.      PLAN ADMINISTRATION AND DURATION

2.1. Administration of the Plan. The Plan shall be administered by the Committee or by any officer to whom the Committee specifically delegates authority. Subject to the express provisions of the Plan, the Committee shall have authority in its sole discretion to interpret the Plan, to prescribe, amend and rescind rules relating to the Plan, to select Employees eligible to receive Stock Options, to designate the type of, and number of shares of Common Stock subject to, Stock Options, to determine the terms and provisions of Stock Option Agreements, and to make all other determinations necessary or advisable for the administration of the Plan. All decisions made by the Committee or any appropriately designated officer shall be final and binding on the Company and Grantees.

2.2. Determination of Fair Market Value. In the event the Common Stock is not traded on an established securities market or exchange, the Committee will as soon as practicable following the Effective Date determine the Fair Market Value that shall apply for all purposes of this Plan and for the 6-month period following such determination; provided, however, that the Committee shall reset such Fair Market Value during such 6-month period in the event of the occurrence of any material event with respect to the Corporation. The determination of Fair Market Value by the Committee shall be final and binding. Stock Options outstanding as of such date shall not be affected or impaired by termination of the Plan.

2.3. Duration of the Plan. The Plan shall become effective upon its approval by the Board; provided, however, that no Stock Options shall be granted prior to the Effective Date. Unless earlier terminated pursuant to Section 2.4 hereof, this Plan shall terminate at the close of business on July 31, 2007. Stock Options outstanding as of such date of termination shall not be adversely affected or impaired by the termination of the Plan.

2.4. Amendment or Termination. At any time the Board may alter, amend, suspend, discontinue or terminate this Plan; provided, however, that such action shall not, without the consent of a Grantee, materially and adversely affect or



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impair the rights of such Grantee with respect to Stock Options previously granted or reduce the number of Stock Options previously granted to such Grantee (other than pursuant to Section 4.2); and provided, further, that no amendment shall be made without the approval of the stockholders of the Corporation if such approval is required by applicable law, regulation or stock exchange rule.

3.      STOCK OPTIONS

3.1. Common Stock Subject to the Plan. Subject to Section 4 hereof, the Common Stock which is subject to outstanding but unexercised Stock Options or may be issued or transferred pursuant to Stock Options shall not exceed 810,811 shares in the aggregate. If a Stock Option expires and terminates for any reason, in whole or in part, without being exercised, the number of shares of Common Stock as to which such expired or terminated Stock Option shall not have been exercised may again become available for the grant of Stock Options.

 3.2. Granting of Stock Options. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the limitations below.

        (a) Eligibility. Only key Employees of the Corporation shall be eligible to receive Stock Options under the Plan. The Committee shall have the authority to grant to any such Employee one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options; provided, however, that Incentive Stock Options may only be granted to employees described in Treasury Regulation Section 1.421-7(h) of the Corporation or any Subsidiary within the meaning of Section 424(f) on the grant date.

        (b) Exercise Price. The exercise price of each share of Common Stock subject to a Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted, except as determined by the Committee in the case of any Nonqualified Stock Option. In the case of an Incentive Stock Option, the exercise price of each share of Common Stock subject to such Stock Option granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted.



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        (c) Period of Exercisability. The Committee, in its sole discretion, shall determine whether any particular Stock Option shall become exercisable in one or more installments, specify the installment dates, and, within the limitations herein provided, determine the duration of the period during which the Stock Option is exercisable. No Stock Option shall be exercisable more than ten years from the date the Stock Option was granted; provided, however, that an Incentive Stock Option granted to a Ten Percent Shareholder shall not be exercisable more than five years from the date the Incentive Stock Option was granted.

        (d) Grant of Options. The Committee shall determine and designate from time to time those Employees who are to be granted Stock Options, specify the number of shares of Common Stock subject to each Stock Option and the exercise price of such Stock Option, and designate the type of Stock Option (i.e., Incentive Stock Option or Nonqualified Stock Option) being granted.

        (e) Limitations on Incentive Stock Options. Notwithstanding other provisions hereof, in the case of Incentive Stock Options, to the extent that the aggregate Fair Market Value (determined as of the time an Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any calendar year (under all incentive stock option plans of the Grantee's employer corporation and its parent and subsidiary corporations) exceeds $100,000, the later-granted of such Stock Options shall be treated as Nonqualified Stock Options. Further, the Committee may make such other provisions as may appear generally acceptable or desirable to the Committee or necessary to qualify its grants of Incentive Stock Options under the provisions of Section 422 of the Code.

        (f) Additional Grants. The Committee may grant at any time new Stock Options to an Employee who has previously received Stock Options or other options, whether such prior Stock Options or other options are still outstanding, have previously been exercised in whole or in part, or are cancelled in



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            connection with the issuance of new Stock Options. The exercise price of the new Stock Options may be established by the Committee without regard to the existing Stock Options or other options.

        (g) Committee Discretion. The Committee may prescribe, in the applicable Stock Option Agreement, such other terms and conditions with respect to the Stock Option granted thereby or Common Stock acquired thereunder as it deems appropriate.

3.3. Exercise of Stock Options. The exercise price of a Stock Option shall be payable on exercise, at the Grantee's option, (i) in cash or by certified or cashier's check, bank draft or postal or express money order, (ii) by the surrender of Common Stock then owned by the Grantee (to the extent permitted by the Committee), and (iii) partially in accordance with clause (i) and partially in accordance with clause (ii) of this Section 3.3. Shares of Common Stock so surrendered in accordance with clause (ii) or (iii) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Common Stock to be evidenced by delivery of the certificate(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine. No fractional shares of Common Stock shall be permitted to be surrendered.

 3.4.   Termination of Employment.

        (a) Disability or Retirement. If a Grantee's employment with the Corporation or with a Subsidiary is terminated by reason of Disability or pursuant to a then existing Corporation or Subsidiary retirement policy ("Retirement"), any Stock Option held by the Grantee on the date of such termination of employment shall (i) to the extent exercisable on such date, remain exercisable until the earlier of the date on which such Stock Option would otherwise expire or the first anniversary of the Grantee's last date of employment, and (ii) to the extent not exercisable on such date, be immediately forfeited on the Grantee's last date of employment.

        (b) Death. If a Grantee's employment with the Corporation or with a Subsidiary is terminated by reason of death, the representative of the estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right to exercise any then outstanding and exercisable Stock Options



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            in whole or in part until the first anniversary of the Grantee's death. If a Grantee dies after termination of employment and prior to the expiration of the Stock Options held by such Grantee, without having fully exercised any then exercisable Stock Options, the representative of the estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right to exercise such options in whole or in part until the first anniversary of the Grantee's death. The number of shares of Common Stock in respect of which a Stock Option may be exercised after a Grantee's death shall be the number of shares in respect of which such Stock Option could be exercised as of the date of the Grantee's death or termination, whichever occurs first. Notwithstanding the foregoing, in no event may the period for exercising a Stock Option extend beyond the date on which such Stock Option would otherwise have expired.

        (c) Cause. If a Grantee's employment with the Corporation or a Subsidiary is terminated and such termination is for Cause or, within 90 days following such termination, the Board determines (after written notice to the Grantee describing the reasons for the Board's determination) that the Grantee could have been terminated for Cause under paragraph (1) or (2) of Section 1.2(b), all Stock Options held by the Grantee on the date of termination of employment shall be immediately forfeited as of such date.

        (d) Other Reasons. If a Grantee's employment with the Corporation and its Subsidiaries is terminated for any reason other than as described in Paragraphs (a) through (c) above, except as specified by the Committee in an applicable Stock Option Agreement, any Stock Option held by the Grantee shall (i) to the extent exercisable on such date, remain exercisable until the earlier of the date on which such Stock Option would otherwise expire or the 120th day following the Grantee's last date of employment, and (ii) to the extent not exercisable on such date, be immediately forfeited on the Grantee's last date of employment.

        (e) Committee Discretion to Accelerate. The Committee may, in its sole discretion, provide that any or all



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            unexercisable Stock Options held by a Grantee on the date of termination of employment shall become immediately exercisable and remain exercisable until a date that occurs on or prior to the date the Stock Option would otherwise expire.

3.5. Change in Control. If there is a Change in Control of the Corporation, all outstanding Stock Options shall become immediately vested and exercisable.

3.6. Exercise Prior to Public Offering. In the event a Stock Option is exercised prior to a Public Offering and (a) such exercise occurs subsequent to the Grantee's termination of employment from the Corporation and its Subsidiaries for Cause or pursuant to a voluntary termination or (b) such exercise occurs prior to the Grantee's termination of employment for Cause or pursuant to a voluntary termination, but the Grantee does not dispose of the shares of Common Stock received upon such exercise prior to his termination of employment, the Corporation shall have the right during the thirty-day period following the later to occur of such Grantee's exercise of the Option or termination of employment to purchase for cash the Common Stock received upon such exercise at a price equal to Fair Market Value. Notwithstanding anything else contained in this Section 3.6, upon the occurrence of a Public Offering any right pursuant to this Section 3.6 to purchase Common Stock received upon the exercise of a Stock Option shall terminate, and no such right may be exercised during the 90-day period prior to the scheduled date of a Public Offering.

3.7. Cancellation of Stock Options; Return of Value. The Board may, in its reasonable discretion, in the event a Grantee Option Agreement or in any other agreement with the Corporation, cancel any Stock Option in whole or in part, whether or not vested, and may require the Grantee to return to the Corporation the gain with respect to any Stock Option exercise within the six-month period prior to the Board's action. The determination of whether a Grantee has violated a non-competition provision shall be determined by the Board in good faith and in its reasonable discretion. This Section 3.7 shall not apply during the two-year period immediately following a Change in Control.

4.      GENERAL PROVISIONS

4.1. Maximum Number of Underlying Shares. The maximum aggregate number of shares of Common Stock underlying Stock Options that may be granted to any Participant during the term of the Plan shall be 350,000, subject to adjustment as provided in



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this Section 4. For purposes of the preceding sentence, stock options that are cancelled or repriced shall continue to be counted in determining the number of shares of Common Stock underlying Stock Options granted to a Grantee.

4.2.    Adjustment Provisions.

        (a) If the shares of Common Stock outstanding are changed in number or class by reason of a split-up, merger, consolidation, reorganization, reclassification, recapitalization, or any capital adjustment, including a stock dividend, or if any distribution is made to the holders of common stock other than a regular cash dividend, then

   (i) the aggregate number and class of shares or other securities that may be issued or transferred pursuant to Sections 2.1 and 4.1 hereof,

  (ii) the number and class of shares or other securities which are subject to outstanding Stock Options, and

 (iii)    the exercise price to be paid per share under outstanding Stock
          Options,

            shall be adjusted as provided hereinafter.

      (b) Adjustments under this Section 4.2 shall be made in an equitable manner by the Committee to preserve the value of Stock Options, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive, provided that adjustments affecting Incentive Stock Options shall be made in a manner consistent with the requirements of Sections 422 and 424 of the Code. Notwithstanding the foregoing, the operation of this Section 4.2 should be consistent with the operation of Section 6 of the Warrant Agreement.

      (c) Notwithstanding anything to the contrary in this Section 4.2, if the Corporation shall pay or distribute an Extraordinary Distribution in cash or other property, the exercise price of outstanding Stock Options shall be adjusted downward in an amount equal to the per share (computed on the basis of the number of shares then outstanding) dollar



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            amount of the Extraordinary Distribution (or shall be adjusted by the Committee in conjunction with an adjustment to the number of shares subject to such Stock Options in order to preserve the value of such Stock Options).

4.3.  General.

      (a) Each Stock Option shall be evidenced by a written instrument containing such terms and conditions, not inconsistent with this Plan, as the Committee shall approve.

      (b) The granting of a Stock Option in any year shall not give the Grantee any right to similar grants in future years or any right to be retained in the employ of the Corporation, and all Employees shall remain subject to discharge to the same extent as if the Plan were not in effect.

      (c) No Employee, and no beneficiary or other person - claiming under or through the Employee, shall have any right, title or interest by reason of any Stock Option to any particular assets of the Corporation, or any shares of Common Stock allocated or reserved for the purposes of the Plan or subject to any Stock Option except as set forth herein. The Corporation shall not be required to establish any fund or make any other segregation of assets to satisfy its obligations under this Plan.

      (d) No right under the plan shall be subject to transfer, anticipation, sale, assignment, pledge, encumbrance, or charge, except by will or by the laws of descent and distribution, and a Stock Option shall be exercisable during the Grantee's lifetime only by the Grantee or, in the case of the Grantee's Disability or incapacity, his guardian or legal representative.

      (e) Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Corporation's obligation to issue or deliver any certificate or certificates for shares of Common Stock under a Stock Option, and the transferability of Common Stock acquired by exercise of a Stock Option, shall be subject to all of the following conditions:





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         (i)      Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Board shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable;

         (ii) The obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Board shall, in good faith upon the advice of counsel, determine to be necessary or advisable;

         (iii) Compliance with the terms and provisions of the Stockholders Agreement, if and to the extent such agreement is still in full force and effect; and

         (iv) Each stock certificate issued pursuant to the exercise of a Stock Option shall bear a legend substantially in the following form, in addition to any legends required by the Stockholders Agreement:

            "The transferability of this certificate and the shares of Common Stock represented hereby are subject to restrictions, terms and conditions contained in the CHI Energy, Inc. 1997 Stock Option Plan and that certain Stockholders' Agreement, dated , 1997, which may be amended from time to time. Copies of the Plan and the Stockholders' Agreement are on file in the office of the Secretary of CHI Energy, Inc."

      (f) All payments to Grantees or to their legal represen- tatives shall be subject to any applicable tax, community property, or other statutes or regulations of the United States or of any state having jurisdiction thereof. The Grantee may be required to pay to the Corporation the amount of any withholding taxes which the Corporation is required to withhold with respect to a Stock Option or its exercise. In the event that such payment is not made when due, the Corporation shall have the right



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            to deduct, to the extent permitted by law, from any payment of any kind otherwise due to such person all or part of the amount required to be withheld.

      (g) In the case of a grant of a Stock Option to any Em- ployee of a Subsidiary of the Corporation, the Corporation may, if the Committee so directs, issue or transfer the shares, if any, covered by the Stock Option to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares to the Employee in accordance with the terms of the Stock Option specified by the Committee pursuant to the provisions of the Plan.

      (h) A Grantee entitled to Common Stock as a result of the exercise of a Stock Option shall not be deemed for any purpose to be, or have rights as, a share- holder of the Corporation by virtue of such exercise, except to the extent a stock certificate is issued therefor and then only from the date such certificate is issued. Except as specifically provided for herein, no adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

      (i) This Plan will be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of laws principles.





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                                                                       EXHIBIT A
                                                                       ---------

                       NONQUALIFIED STOCK OPTION AGREEMENT
                       -----------------------------------


            AGREEMENT made on __________ ____, 1997, by and between CHI Energy, Inc., a ________ corporation (the "Corporation") and _______________ (the "Optionee").

            WHEREAS, the Corporation has adopted the CHI Energy, Inc. 1997 Stock Option Plan (the "Plan"); and

            WHEREAS, the Corporation desires to grant to the Optionee an option under the Plan to acquire an aggregate of __________ shares of the Corporation's Class A common stock (the "Common Stock"), on the terms set forth herein.

            NOW, THEREFORE, the parties agree as follows:

            1. Definitions. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

            2. Grant of Option. The Optionee is hereby granted, effective upon the consummation of the Plan of Reorganization (the "Grant Date"), a nonqualified stock option (the "Option") to purchase an aggregate of ________ shares of Common Stock, pursuant to the terms of this Agreement and the provisions of the Plan.

            3. Option Price. The exercise price of the Option shall be $10.00 per share of Common Stock issuable thereunder.

            4. Conditions to Exercisability. (a) The Option shall be exercisable on the Grant Date as to 33.33% of the shares initially covered thereby and as to as to an additional 22.22% of such shares on December 31 of each of 1998, 1999 and 2000.

                  (b) The Option shall become exercisable in full upon a Change in Control of the Corporation.

                  (c) Upon the Optionee's termination of employment, the Option shall be exercisable solely to the extent of its exercisability as of the date of termination.

            5. Option Period. The Option shall have a 7-year term, and shall expire upon the first to occur of: (a) the seventh anniversary of the Grant Date; (b) the Optionee's termination of employment with the Corporation or any Subsidiary for Cause (or subsequent determination of Cause as set forth in Section 3.4(c) of the Plan); (c) 120 days following termination of employment with the Corporation and its Subsidiaries for any reason other than death, Disability, Retirement or Cause; and (d) 1 year after termination of employment due to death, Disability, or Retirement. Notwithstanding the foregoing, if the Optionee's death occurs following the Optionee's termination of employment, the Option shall remain exercisable to the extent exercisable as of the date of death until the first anniversary of such death, unless the term of the Option otherwise expires.

            6. Exercise of Option. (a) The Option shall be exercised in the following manner: the Optionee, or the person or persons having the right to exercise the Option upon the death or Disability of the Optionee, shall deliver to the Corporation written notice, in the form attached as Exhibit A hereto, specifying the number of shares of Common Stock elected to be purchased. The Optionee (or such other person) must include with such notice full payment of the exercise price for the Common Stock being purchased pursuant to such notice. Payment of the exercise price must be made in cash, by certified or cashier's check, bank draft, or postal or express money order or, if permitted by the Committee, in shares of Common Stock then owned by the Optionee having a Fair Market Value on the date of exercise equal to such exercise price, or in a combination thereof.

            (b) As a condition of exercise of the Option, the Optionee will, no later than the date of exercise, pay to the Corporation or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of the Option. Such payment may be made by the Optionee, if permitted by the Committee, with shares of Common Stock (whether previously owned by the Optionee or issuable upon the exercise of the Option) having a Fair Market Value equal to the amount of such taxes. In the event the Optionee does not pay to the Corporation any such taxes, or make arrangements satisfactory to the Committee regarding the payment of such taxes, the Committee shall be permitted to deduct, to the extent permitted by law, any such taxes required to be withheld upon the exercise of the Option award from any payment of any kind due to the Optionee.

            (c) If the Plan or any law, regulation or interpretation requires the Corporation to take any action regarding the Common Stock, before the Corporation issues certificates for the Common Stock being purchased, the Corporation may delay delivering the certificates for the Common Stock for the period necessary to take such action, as described in the Plan. The certificate or certificates representing the Common Stock acquired pursuant to the Option may bear a legend restricting the transfer of such Common Stock, as described in the Plan, and the Corporation may impose stop transfer instructions to implement such restrictions, if applicable.

            (d) The Optionee will not be deemed to be a holder of any shares pursuant to exercise of the Option until the date of the issuance of a stock certificate to the Optionee for such shares of Common Stock and until the shares of Common Stock are paid for in full.

            (e) The Optionee acknowledges receipt of a copy of the Stockholders' Agreement and hereby agrees that as a condition to receiving Common Stock pursuant to the exercise of the Option, the Optionee shall upon exercise of the Option execute, and become a party to, the Stockholders' Agreement, as amended from time to time, and be bound by the obligations of and entitled to the rights afforded stockholders thereunder.

            (f) The Corporation hereby agrees that in the event of a proposed "Tag-Along Sale" (as defined in the Stockholders' Agreement), it will comply with the terms of Section 3.3(c) of the Stockholders' Agreement with respect to the Optionee to the extent such Section 3.3(c) is applicable to the Optionee.

            7. Transferability. Except as provided below, the option rights herein are personal to the Optionee and shall not be subject to transfer, anticipation, sale, assignment, pledge, encumbrance or charge, except by will or by the laws of descent and distribution, and may be exercised during the Optionee's lifetime only by the Optionee or in the case of the Optionee's Disability or incapacity, his guardian or legal representative. Upon notifying the Committee, the Optionee may transfer all or part of the Option to the Optionee's spouse, children or grandchildren ("Immediate Family), any trust solely for the benefit of the Optionee's Immediate Family, or any partnership whose only partners are members of the Optionee's Immediate Family. Any such transferee shall remain subject to all of the terms and conditions applicable to such Option prior to such transfer, and may not transfer such Option or any interests in any such trust or partnership other than by will or by the laws of descent and distribution or to the Optionee's Immediate Family.

            8. Exercise Prior to Public Offering. In the event the Option is exercised prior to a Public Offering and (a) such exercise occurs subsequent to the Optionee's termination of employment for Cause or pursuant to a voluntary termination or (b) such exercise occurs prior to the Optionee's termination of employment for Cause or pursuant to a voluntary termination, but the Optionee does not dispose of the shares of Common Stock received upon such exercise prior to his termination of employment, the Corporation shall have the right during the 30-day period following the later to occur of such Optionee's exercise of the Option or termination of employment to purchase for cash the Common Stock received upon such exercise at a price equal to Fair Market Value. Notwithstanding anything else contained in this Section 8, upon the occurrence of a Public Offering any right pursuant to this Section 8 to purchase Common Stock received upon the exercise of a Stock Option shall terminate, and no such right may be exercised during the 90-day period prior to the scheduled date of a Public Offering.

            9. Cancellation of Stock Options; Return of Value. The Board may, in its reasonable discretion, in the event the Optionee breaches Section 10, cancel the Option in whole or in part, whether or not vested, and may require the Optionee to return to the Corporation the gain with respect to any exercise of the Option within the 6-month period prior to the Board's action. The determination of whether the Optionee has breached Section 10 shall be determined by the Board in good faith and in its reasonable discretion. This
Section 9 shall not apply during the 2-year period immediately following a Change in Control.

            10. Non-Competiton. During the Optionee's employment with the Corporation and for 1 year following the Option- ee's termination of employment with the Corporation, the Optionee shall not engage, directly or indirectly, alone, in association with or as a shareholder, principal, agent, partner, member, officer, director, employee or consultant of any person, firm or entity, in any business within the United States or Canada in competition with any part of the business being conducted by the Corporation or its subsidiaries; provided, however, that Executive's ownership of less than 2 percent of the outstanding stock of a publicly traded corporation (other than a corporation engaged primarily in the business of developing or operating hydro-electric projects) shall not by itself be deemed to constitute such competition. In the event the Optionee has entered into any other non-competition agreements with the Corporation (including any provisions in an employment agreement), the non-competition and non-solicitation covenants of such agreement shall be substituted for the requirements of this Section 10 and a breach of such covenants shall be treated as a breach of this Section 10 for purposes of enforcing Section 9 of this Agreement.

            11. Subject to Plan Provisions. The option rights herein granted are in all respects subject to the provisions set forth in the Plan (including, but not limited to, the adjustment provisions of Section 4.2 of the Plan) to the same extent and with the same effect as if set forth fully herein, and to such actions relating to the Plan as may be taken from time to time by the Committee.

            12. No Employment Rights. The granting of the option rights hereunder shall not be construed as giving to the Optionee any right to be retained in the employ of the Corporation or any Subsidiary or affiliate of the Corporation.

            13. Representations. (a) The Corporation represents and warrants that this Agreement has been authorized by all necessary corporate action of the Corporation and is a valid and binding agreement of the Corporation enforceable against them in accordance with its terms.

                  (b) The Optionee represents and warrants that the Optionee is not a party to any agreement or instrument which would prevent him from entering into or performing his duties in any way under this Agreement.

            14. Entire Agreement. This Agreement contains all the understandings between the parties hereto pertaining to the matters referred to herein, and supersedes all undertakings and agreements, whether oral or in writing, previously entered into by them with respect thereto. The Optionee represents that, in executing this Agreement, he does not rely and has not relied upon any representation or statement not set forth herein made by the Corporation with regard to the subject matter, bases or effect of this Agreement or otherwise.

            15. Amendment or Modification, Waiver. No provision of this Agreement may be amended or waived unless such amendment or waiver is agreed to in writing and, signed by the Optionee and by a duly authorized officer of the Corporation. No waiver by any party hereto of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.

            16. Notices. Any notice to be given hereunder shall be in writing and shall be deemed given when delivered personally, sent by courier or telecopy or registered or certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently give notice of hereunder in writing:

            To Optionee at:





            To the Corporation at:

            680 Washington Boulevard
            Stamford, CT  06901
            Attention:  President

            Any notice delivered personally or by courier under this Section 16 shall be deemed given on the date delivered and any notice sent by telecopy or registered or certified mail postage prepaid, return receipt requested, shall be deemed given on the date telecopied or mailed.

            17. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

            18. Survivorship. The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

            19. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of laws principles.

            20. Headings. All descriptive headings of sections and paragraphs in this Agreement are intended solely for convenience, and no provision of this Agreement is to be con-strued by reference to the heading of any section or paragraph.

            21. Construction. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated herein as provisions of this Agreement. If there is a conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan will govern. By signing this Agreement, the Optionee confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

            22. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    By:   ______________________
                                          Name:
                                          Title:





---------------------------------
                                                                      [Optionee]

                                                                       EXHIBIT B
                                                                       ---------


                        INCENTIVE STOCK OPTION AGREEMENT
                        --------------------------------


            AGREEMENT made on __________ ____, 1997, by and between CHI Energy, Inc., a ________ corporation (the "Corporation") and _______________ (the "Optionee").

            WHEREAS, the Corporation has adopted the CHI Energy, Inc. 1997 Stock Option Plan (the "Plan"); and

            WHEREAS, the Corporation desires to grant to the Optionee an option under the Plan to acquire an aggregate of __________ shares of the Corporation's Class A common stock (the "Common Stock"), on the terms set forth herein.

            NOW, THEREFORE, the parties agree as follows:

            1. Definitions. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

            2. Grant of Option. The Optionee is hereby granted, effective upon the consummation of the Plan of Reorganization (the "Grant Date"), an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Option"), to purchase an aggregate of 20,000 shares of Common Stock, pursuant to the terms of this Agreement and the provisions of the Plan.

            3. Option Price. The exercise price of the Option shall be $10.00 per share of Common Stock issuable thereunder.

            4. Conditions to Exercisability. (a) The Option shall be exercisable on the Grant Date as to 33.33% of the shares initially covered thereby and as to as to an additional 22.22% of such shares on December 31 of each of 1998, 1999 and 2000.

                  (b) The Option shall become exercisable in full upon a Change in Control of the Corporation.

                  (c) Upon the Optionee's termination of employment, the Option shall be exercisable solely to the extent of its exercisability as of the date of termination.

            5. Option Period. The Option shall have a 7-year term, and shall expire upon the first to occur of: (a) the seventh anniversary of the Grant Date; (b) the Optionee's ter-mination of employment with the Corporation or any Subsidiary for Cause (or subsequent determination of Cause as set forth in Section 3.4(c) of the Plan);
(c) 120 days following termination of employment with the Corporation and its Subsidiaries for any reason other than death, Disability, Retirement or Cause; and (d) 1 year after termination of employment due to death, Disability, or Retirement. Notwithstanding the foregoing, if the Optionee's death occurs following the Optionee's termination of employment, the Option shall remain exercisable to the extent exercisable as of the date of death until the first anniversary of such death, unless the term of the Option otherwise expires. If the Optionee exercises the Option following termination of employment at a time when the Option is no longer eligible for treatment as an incentive stock option, the Option shall be treated as a nonqualified stock option.

            6. Exercise of Option. (a) The Option shall be exercised in the following manner: the Optionee, or the person or persons having the right to exercise the Option upon the death or Disability of the Optionee, shall deliver to the Corporation written notice, in the form attached as Exhibit A hereto, specifying the number of shares of Common Stock elected to be purchased. The Optionee (or such other person) must include with such notice full payment of the exercise price for the Common Stock being purchased pursuant to such notice. Payment of the exercise price must be made in cash, by certified or cashier's check, bank draft, or postal or express money order or, if permitted by the Committee, in shares of Common Stock then owned by the Optionee having a Fair Market Value on the date of exercise equal to such exercise price, or in a combination thereof.

            (b) If the Plan or any law, regulation or interpretation requires the Corporation to take any action regarding the Common Stock, before the Corporation issues certificates for the Common Stock being purchased, the Corporation may delay delivering the certificates for the Common Stock for the period necessary to take such action, as described in the Plan. The certificate or certificates representing the Common Stock acquired pursuant to the Option may bear a legend restricting the transfer of such Common Stock, as described in the Plan, and the Corporation may impose stop transfer instructions to implement such restrictions, if applicable.

            (c) The Optionee will not be deemed to be a holder of any shares pursuant to exercise of the Option until the date of the issuance of a stock certificate to the Optionee for such shares of Common Stock and until the shares of Common Stock are paid for in full.

            (d) The Optionee acknowledges receipt of a copy of the Stockholders' Agreement and hereby agrees that as a condition to receiving Common Stock pursuant to the exercise of the Option, the Optionee shall upon exercise of the Option execute, and become a party to, the Stockholders' Agreement, as amended from time to time, and be bound by the obligations of and entitled to the rights afforded stockholders thereunder.

            (e) The Corporation hereby agrees that in the event of a proposed "Tag-Along Sale" (as defined in the Stockholders' Agreement), it will comply with the terms of Section 3.3(c) of the Stockholders' Agreement with respect to the Optionee to the extent such Section 3.3(c) is applicable to the Optionee.

            7. Transferability. The option rights herein are personal to the Optionee and shall not be subject to transfer, anticipation, sale, assignment, pledge, encumbrance or charge, except by will or by the laws of descent and distribution, and may be exercised during the Optionee's lifetime only by the Optionee or in the case of the Optionee's Disability or inca- pacity, his guardian or legal representative.

            8. Exercise Prior to Public Offering. In the event the Option is exercised prior to a Public Offering and (a) such exercise occurs subsequent to the Optionee's termination of employment for Cause or pursuant to a voluntary termination or (b) such exercise occurs prior to the Optionee's termination of employment for Cause or pursuant to a voluntary termination, but the Optionee does not dispose of the shares of Common Stock received upon such exercise prior to his termination of employment, the Corporation shall have the right during the 30-day period following the later to occur of such Optionee's exercise of the Option or termination of employment to purchase for cash the Common Stock received upon such exercise at a price equal to Fair Market Value. Notwithstanding anything else contained in this Section 8, upon the occurrence of a Public Offering any right pursuant to this Section 8 to purchase Common Stock received upon the exercise of a Stock Option shall terminate, and no such right may be exercised during the 90-day period prior to the scheduled date of a Public Offering.

            9. Cancellation of Stock Options; Return of Value. The Board may, in its reasonable discretion, in the event the

Optionee breaches Section 10, cancel the Option in whole or in part, whether or not vested, and may require the Optionee to return to the Corporation the gain with respect to any exercise of the Option within the 6-month period prior to the Board's action. The determination of whether the Optionee has breached
Section 10 shall be determined by the Board in good faith and in its reasonable discretion. This Section 9 shall not apply during the 2-year period immediately following a Change in Control.

            10. Non-Competiton. During the Optionee's employment with the Corporation and for 1 year following the Option- ee's termination of employment with the Corporation, the Optionee shall not engage, directly or indirectly, alone, in association with or as a shareholder, principal, agent, partner, member, officer, director, employee or consultant of any person, firm or entity, in any business within the United States or Canada in competition with any part of the business being conducted by the Corporation or its subsidiaries; provided, however, that Executive's ownership of less than 2 percent of the outstanding stock of a publicly traded corporation (other than a corporation engaged primarily in the business of developing or operating hydro-electric projects) shall not by itself be deemed to constitute such competition. In the event the Optionee has entered into any other non-competition agreements with the Corporation (including any provisions in an employment agreement), the non-competition and non- solicitation covenants of such agreement shall be substituted for the requirements of this Section 10 and a breach of such covenants shall be treated as a breach of this Section 10 for purposes of enforcing Section 9 of this Agreement.

            11. Subject to Plan Provisions. The option rights herein granted are in all respects subject to the provisions set forth in the Plan (including, but not limited to, the adjustment provisions of Section 4.2 of the Plan) to the same extent and with the same effect as if set forth fully herein, and to such actions relating to the Plan as may be taken from time to time by the Committee.

            12. No Employment Rights. The granting of the option rights hereunder shall not be construed as giving to the Optionee any right to be retained in the employ of the Corporation or any Subsidiary or affiliate of the Corporation.

            13. Representations. (a) The Corporation represents and warrants that this Agreement has been authorized by all necessary corporate action of the Corporation and is a valid and binding agreement of the Corporation enforceable against them in accordance with its terms.

                  (b) The Optionee represents and warrants that the Optionee is not a party to any agreement or instrument which would prevent him from entering into or performing his duties in any way under this Agreement.

            14. Entire Agreement. This Agreement contains all the understandings between the parties hereto pertaining to the matters referred to herein, and supersedes all undertakings and agreements, whether oral or in writing, previously entered into by them with respect thereto. The Optionee represents that, in executing this Agreement, he does not rely and has not relied upon any representation or statement not set forth herein made by the Corporation with regard to the subject matter, bases or effect of this Agreement or otherwise.

            15. Amendment or Modification, Waiver. No provision of this Agreement may be amended or waived unless such amendment or waiver is agreed to in writing and, signed by the Optionee and by a duly authorized officer of the Corporation. No waiver by any party hereto of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.

            16. Notices. Any notice to be given hereunder shall be in writing and shall be deemed given when delivered personally, sent by courier or telecopy or registered or certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently give notice of hereunder in writing:

            To Optionee at:





            To the Corporation at:

            680 Washington Boulevard
            Stamford, CT  06901
            Attention:  President

            Any notice delivered personally or by courier under this Section 16 shall be deemed given on the date delivered and any notice sent by telecopy or registered or certified mail postage prepaid, return receipt requested, shall be deemed given on the date telecopied or mailed.

            17. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

            18. Survivorship. The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

            19. Early Dispositions. The Optionee agrees, as partial consideration for the designation of this Option as an incentive stock option under Section 422 of the Code, to notify the Company in writing within thirty
(30) days of any disposition of any shares acquired by exercise of this Option if such disposition occurs within two (2) years from the Grant Date or within one (1) year from the date the Optionee purchased such shares by exercise of this Option.

            20. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of laws principles.

            21. Headings. All descriptive headings of sections and paragraphs in this Agreement are intended solely for convenience, and no provision of this Agreement is to be construed by reference to the heading of any section or paragraph.

            22. Construction. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated herein as provisions of this Agreement. If there is a conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan will govern. By signing this Agreement, the Optionee confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

            23. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    By:   ______________________
                                          Name:
                                          Title:





---------------------------------
                                                                      [Optionee]